SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004 (August 19, 2004)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive

Midland, Texas 79705

(Address of Principal Executive Offices)

432/620-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On August 19, 2004, the Company announced the release of selected financial data for the period ended June 30, 2004.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits

99.1  -   Press Release dated August 19,  2004 regarding the release of selected financial and activity data for the period ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 20, 2004	KEY ENERGY SERVICES, INC.

By:	/s/ Richard J. Alario
Richard J. Alario
Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	- Press Release dated August 19, 2004 regarding the release of selected financial data for the period ended June 30, 2004.